Transamerica B-Share Variable Annuity	Transamerica AxiomSM III Variable Annuity
Transamerica I-Share II Variable Annuity	Transamerica PrincipiumSM IV Variable Annuity

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

and

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated June 28, 2021

to the

Prospectus dated May 1, 2021

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged.

Effective on or about July 1, 2021, the Transamerica Income Edge 1.2 rider, will become available for new and existing policyholders.

For riders issued with new applications, the rider would be available based on a signed date on or after July 1, 2021. For post-issue rider adds, the rider would be available based on the date the rider election form is received in good order on or after July 1, 2021.

This Supplement must be accompanied or preceded by the current Prospectus dated May 1, 2021.

Please read this Supplement carefully and retain it for future reference.